EXHIBIT 99.1

SUBJECT TO REVISION
-------------------
COMPUTATIONAL MATERIALS DATED NOVEMBER 20, 2002
-----------------------------------------------




--------------------------------------------------------------------------------




                           $380,000,000 (APPROXIMATE)

                                [GRAPHIC OMITTED]
               [AMERICAN BUSINESS FINANCIAL SERVICES INC.(R) LOGO]

                         ABFS MORTGAGE LOAN TRUST 2002-4
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-4

                         AMERICAN BUSINESS CREDIT, INC.
                                    SERVICER

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

                                    DEPOSITOR

                                NOVEMBER 20, 2002




--------------------------------------------------------------------------------




                                 CREDIT | FIRST
                                 SUISSE | BOSTON
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ABFS MORTGAGE LOAN TRUST 2002-4

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-4
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disclaimer, please contact Credit Suisse First Boston Corporation.
--------------------------------------------------------------------------------


DISCLAIMER

By entering into a transaction with CSFB, you acknowledge that you have read and understood the following terms: CSFB is acting solely as an arm's length contractual counterparty and not as your financial adviser or fiduciary unless it has agreed to so act in writing. Before entering into any transaction you should ensure that you fully understand its potential risks and rewards and independently determine that it is appropriate for you given your objectives, experience, financial and operational resources, and other relevant circumstances. You should consult with such advisers, as you deem necessary to assist you in making these determinations. You should also understand that CSFB or its affiliates may provide banking, credit and other financial services to any company or issuer of securities or financial instruments referred to herein, underwrite, make a market in, have positions in, or otherwise buy and sell securities or financial instruments which may be identical or economically similar to any transaction entered into with you. If we make a market in any security or financial instrument, it should not be assumed that we will continue to do so. Any indicative terms provided to you are provided for your information and do not constitute an offer, a solicitation of an offer, or any advice or recommendation to conclude any transaction (whether on the indicative terms or otherwise). Any indicative price quotations, disclosure materials or analyses provided to you have been prepared on assumptions and parameters that reflect good faith determinations by us or that have been expressly specified by you and do not constitute advice by us. The assumptions and parameters used are not the only ones that might reasonably have been selected and therefore no guarantee is given as to the accuracy, completeness, or reasonableness of any such quotations, disclosure or analyses. No representation or warranty is made that any indicative performance or return indicated will be achieved in the future. None of the employees or agents of CSFB or its affiliates is authorized to amend or supplement the terms of this notice, other than in the form of a written instrument, duly executed by an appropriately authorized signatory and countersigned by you.

Attached is a term sheet describing the structure, collateral pool and certain aspects of the Certificates. The term sheet has been prepared by CSFB for informational purposes only and is subject to modification or change. The information and assumptions contained therein are preliminary and will be superseded by a prospectus and prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Neither Credit Suisse First Boston Corporation nor any of its respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet.

A Registration Statement (including a prospectus) relating to the Certificates has been filed with the Securities and Exchange Commission and declared effective. The final Prospectus and Prospectus Supplement relating to the securities will be filed with the Securities and Exchange Commission after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate. Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.


CREDIT | FIRST
SUISSE | BOSTON                                                               2
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ABFS MORTGAGE LOAN TRUST 2002-4

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--------------------------------------------------------------------------------


OFFERED CERTIFICATES

                                                                                                        ASSUMED
                                                                            PRINCIPAL     PRINCIPAL       FINAL     EXPECTED
                PRINCIPAL      CERTIFICATE  EXPECTED RATING  WAL (YRS)     WINDOW(MTHS)  WINDOW(MTHS) DISTRIBUTION   LEGAL
 CLASS(3)     AMOUNT ($)(1)       TYPE       (MOODY'S/S&P)  CALL/MAT(2)     TO CALL(2)   TO MATURITY      DATE       FINAL
----------------------------------------------------------------------------------------------------------------------------
NON OFFERED CERTIFICATES
----------------------------------------------------------------------------------------------------------------------------
 A            $330,600,000       FXD-PT        Aaa/AAA       3.02/3.23       1-104         1 - 211      Jul-20     Dec-2033
----------------------------------------------------------------------------------------------------------------------------
OFFERED CERTIFICATES

 A-IO              (4)           FXD-IO        Aaa/AAA           NA            NA             NA          NA          NA
 M-1          $ 23,750,000       FXD-MEZ       Aa2/AA        5.79/6.35      37 - 104       37 - 180     Dec-17     Dec-2033
 M-2          $ 18,050,000       FXD-MEZ        A2/A         5.79/6.28      37 - 104       37 - 167     Nov-16     Dec-2033
 B            $  7,600,000       FXD-SUB      Baa2/BBB       5.79/6.19      37 - 104       37 - 146     Feb-15     Dec-2033
----------------------------------------------------------------------------------------------------------------------------
 TOTAL:       $380,000,000
----------------------------------------------------------------------------------------------------------------------------

(1) The principal balance of each Class of Offered Certificates is subject to a +/- 5% variance.

(2)   See "Pricing Prepayment Speed" herein.

(3) The Certificates are subject to a 10% Clean-up Call (as described herein). After the first distribution date on which the Clean-up Call is exercisable, the coupon on the Class A, Class M-1, Class M-2 and Class B Certificates will increase by 0.50%. The Class A, Class M-1, Class M-2 and Class B Certificates are expected to be subject to the Net WAC Cap (as described herein).

(4) The Class A-IO Certificates do not have a certificate principal balance but will accrue interest at a rate of 4.00% per annum for 30 months on a scheduled notional amount as described herein.

CREDIT | FIRST
SUISSE | BOSTON                                                               3
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--------------------------------------------------------------------------------


SUMMARY OF TERMS

 TRANSACTION:              ABFS Mortgage Loan Trust 2002-4

                           Mortgage Pass-Through Certificates, Series 2002-4

 OFFERED CERTIFICATES:     $380,000,000 Mortgage Pass-Through Certificates

 SERVICER:                 American Business Credit, Inc., will be the servicer
                           of the mortgage loans.

 SUBSERVICERS:             Upland Mortgage and American Business Mortgage
                           Services, Inc. will act as subservicers with respect to the mortgage loans.

 BACK-UP SERVICER:         JPMorgan Chase Bank

 SELLER: ABFS 2002-4, Inc., a Delaware corporation, will be the seller of the mortgage loans.

 DEPOSITOR:                Credit Suisse First Boston Mortgage Securities Corp.

 UNDERWRITERS:             CREDIT SUISSE FIRST BOSTON (LEAD)
                           Bear, Stearns & Co. Inc. (Co-Manager)

 TRUSTEE:                  JPMorgan Chase Bank

 CERTIFICATE RATINGS:      The Certificates are expected to receive ratings from
                           Moody's Investors Service, Inc., and Standard &
                           Poor's Ratings Services, a division of The
                           McGraw-Hill Companies, Inc. as set forth on the first page of the Term Sheet

 EXPECTED PRICING DATE:    Week of November 18, 2002

 EXPECTED SETTLEMENT DATE: December 23, 2002

 DISTRIBUTION DATE:        15th of each month, or the next succeeding Business
                           Day (First Payment Date: January 15, 2003)

 CUT-OFF DATE:             Close of business, November 30, 2002

 PRICING PREPAYMENT SPEED: 23% HEP

                           2.3% CPR in month one, increase by approximately 2.3% CPR each month to 23% CPR in month ten, and remain at 23% CPR thereafter.

 MORTGAGE LOANS:           The statistical information presented herein is a
                           projection of the expected collateral pool and reflects the pool of fixed rate, first and second lien mortgage loans existing as of the statistical calculation date. The aggregate outstanding principal balance of the mortgage loans as of the statistical calculation date is approximately $222,620,190.36 and will consist of business or consumer purpose residential home equity loans. Additional collateral will be accumulated before the Closing Date. The characteristics of such additional collateral are not expected to be materially different from the collateral information presented herein.

CREDIT | FIRST
SUISSE | BOSTON                                                               4
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--------------------------------------------------------------------------------


 PRE-FUNDING ACCOUNT:      On the Settlement Date, a cash amount (the
                           "Pre-Funded Amount") will be deposited into a separate account (the "Pre-Funding Account") and will be used during the period ("the Pre-Funding Period") from the Settlement Date until the earlier of: (i) the date on which the amount in the Pre-Funding
                           Account is less than $100,000, (ii) the date on which any Servicer default occurs, or (iii) [March 10, 2003], to purchase subsequent mortgage loans in accordance with the Pooling and Servicing Agreement.
                           The characteristics of such subsequent mortgage loans are not expected to be materially different from the collateral information presented herein.

 SENIOR CERTIFICATES:      Class A and Class A-IO Certificates

 SUBORDINATE CERTIFICATES: Class M-1, Class M-2, and Class B Certificates

 DUE PERIOD:               The calendar month preceding the calendar month in
                           which the related Distribution Date occurs.

 DELAY DAYS:               14 days on all Certificates

 DAY COUNT:                30/360 on all Certificates

 ACCRUED INTEREST:         All Certificates settle with accrued interest from
                           December 1, 2002

 INTEREST ACCRUAL PERIOD:  With respect to all Certificates, interest accrues during the calendar month preceding the calendar month of the current Distribution Date

 CLEARING:                 DTC, Euroclear or Clearstream

 SMMEA ELIGIBILITY:        The Certificates will not constitute "mortgage
                           related securities" for purposes of SMMEA

 ERISA ELIGIBILITY:        All Offered Certificates are expected to be ERISA
                           eligible

 TAX STATUS:               One or more REMICs for Federal income tax purposes
                           (exclusive of the Net WAC Cap Carryover Funds)

 OPTIONAL TERMINATION:     The transaction is eligible for call when the
                           aggregate outstanding principal balance of the mortgage loans is reduced to 10% or less of the sum of (i) the original principal balance of the initial mortgage loans as of the Cut-off Date and (ii) the principal balance of the subsequent mortgage loans as of the related subsequent cut-off date. After the first Distribution Date on which the Clean-up Call is exercisable, the coupon on the Class A, Class M-1, Class M-2 and Class B Certificates will increase by
                           0.50%.

 SERVICING ADVANCES:       The Servicer will be required to make an advance of
                           its own funds with respect to delinquent payments of interest on each mortgage loan. The Servicer is obligated to make advances only if in its judgment, such advances are reasonably recoverable from future payments and collections of the related mortgage loan. If the Servicer determines on any determination date to make an advance, such advance will be included with the distribution to Certificateholders on the related Distribution Date.

CREDIT | FIRST
SUISSE | BOSTON                                                               5
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 CAPITALIZED INTEREST      On the Closing Date, the Seller may be required to
 ACCOUNT: deposit funds in a "Capitalized Interest Account" to cover interest shortfalls during the Pre-Funding Period.

 SERVICING FEE:            The Servicer shall be paid a servicing fee of 0.50%
                           per annum of the principal of each mortgage loan as of the first day of the related Due Period plus any late fees, prepayment fees and other similar fees on the mortgage loans collected by the Servicer during the related Due Period.

 COMPENSATING INTEREST:    The Servicer will be required to remit any interest
                           shortfalls due to the receipt of less than thirty days of accrued interest with a full prepayment up to the amount of the Servicing Fee for the related Due
                           Period.

 NET WAC CAP:              As to any Distribution Date the weighted average
                           coupon rate of the mortgage loans less (i) the Servicing Fee, (ii) the trustee fee, (iii) the back-up servicing fee, and (iv) the product of (a)
                           4.00% per annum and (b) a fraction, the numerator of which is the Class A-IO Notional Balance for that period and the denominator of which is the sum of the aggregate mortgage loan principal balance as of the beginning of that Due Period and any amounts in the Pre-Funding Account.

 NET WAC CAP CARRYOVER:    As to any Distribution Date and the Class A, Class
                           M-1, Class M-2 and Class B Certificates, the sum of
                           (a) the excess, if any, of the class monthly interest amount, calculated at the applicable certificate rate without regard to the Net WAC Cap, over the class monthly interest amount for the applicable
                           Distribution Date, (b) any Net WAC Cap Carryover remaining unpaid from prior Distribution Dates and
                           (c) one month's interest on the amount in clause (b) to the extent permitted by applicable law, calculated at the applicable certificate rate without regard to the Net WAC Cap.

 CLASS PRINCIPAL           As to any Class of Subordinate Certificates and any
 CARRYOVER SHORTFALL:      Distribution Date, the excess, if any, of (i) the sum
                           of (x) the amount of the reduction in the certificate principal balance of that class of Subordinate
                           Certificates on such Distribution Date as a result of realized loss amounts and (y) the amount of such reductions on prior Distribution Dates over (ii) the amount distributed in respect of the Class Principal
                           Carryover Shortfall to such class of Subordinate
                           Certificates on prior Distribution Dates.

 CLASS INTEREST            As to any class of Certificates and any Distribution
 CARRYOVER SHORTFALL:      Date, an amount equal to the sum of (1) the excess of
                           the class monthly interest amount (the amount to which the class is entitled in the absence of any shortfall but after giving effect to the Net WAC Cap) for the preceding Distribution Date and any outstanding Class Interest Carryover Shortfall with respect to that class from any preceding Distribution
                           Dates, over the amount in respect of interest that is actually distributed to the holders of the class on the preceding Distribution Date plus (2) one month's interest on the excess, to the extent permitted by law, at the related certificate rate.

 SENIOR PRINCIPAL          Prior to the related Stepdown Date and on any
 DISTRIBUTION AMOUNT:      distribution date thereafter on which a Trigger Event
                           is in effect, 100% of the Principal Distribution
                           Amount and on or after the related Stepdown Date, assuming a Trigger Event is not in effect, the least of (i) the Principal Distribution Amount, (ii) the excess of the certificate principal balance of the

CREDIT | FIRST
SUISSE | BOSTON                                                               6
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                           Class A Certificates immediately prior to the
                           related distribution date over the lesser of (a) approximately 64.00% times the aggregate outstanding principal balance of the mortgage loans on the last day of the related Due Period and (b) the aggregate outstanding principal balance of the mortgage loans on the last day of the related Due Period minus the OC Floor (but not less than zero) and (iii) the certificate principal balance of the Class A Certificates immediately prior to the related distribution date.

 CLASS M-1 PRINCIPAL       Prior to the Stepdown Date and on any distribution
 DISTRIBUTION AMOUNT:      date thereafter on which a Trigger Event is in
                           effect, (i) if any Class A Certificates remain outstanding, zero or (ii) if the aggregate certificate principal balance of the Class A
                           Certificates has been reduced to zero, the lesser of
                           (a) the certificate principal balance of the Class
                           M-1 Certificates immediately prior to such distribution date and (b) 100% of the Principal
                           Distribution Amount and (y) following the Stepdown
                           Date and to the extent a Trigger Event is not in effect, the least of (1) the Principal Distribution
                           Amount remaining after distribution of the Senior
                           Principal Distribution Amount on the related distribution date, (2) the excess of (i) the sum of
                           (a) the aggregate certificate principal balance of the Class A Certificates after distribution of the Senior Principal Distribution Amount on the related distribution date and (b) the certificate principal balance of the Class M-1 Certificates immediately prior to the related distribution date over (ii) the lesser of (a) approximately 76.50% of the aggregate outstanding principal balance of the mortgage loans on the last day of the related Due Period and (b) the aggregate outstanding principal balance of the mortgage loans on the last day of the related Due
                           Period minus the OC Floor (but not less than zero) and (3) the certificate principal balance of the Class M-1 Certificates immediately prior to the related distribution date.

 CLASS M-2 PRINCIPAL       Prior to the Stepdown Date and on any distribution
 DISTRIBUTION AMOUNT:      date thereafter on which a Trigger Event is in
                           effect, (i) if any of the Class A and Class M-1
                           Certificates remain outstanding, zero or (ii) if the aggregate certificate principal balance of the Class
                           A Certificates and Class M-1 Certificates has been reduced to zero, the lesser of (a) the certificate principal balance of the Class M-2 Certificates immediately prior to such distribution date and (b)
                           100% of the Principal Distribution Amount and (y) following the Stepdown Date and to the extent a Trigger Event is not in effect, the least of (1) the Principal Distribution Amount remaining after distribution of the Senior and Class M-1 Principal
                           Distribution Amounts on the related distribution date, (2) the excess of (i) the sum of (a) the aggregate certificate principal balance of the Class
                           A and Class M-1 Certificates after distribution of the Senior and Class M-1 Principal Distribution
                           Amounts, on the related distribution date and (b) the certificate principal balance of the Class M-2
                           Certificates immediately prior to the related distribution date over (ii) the lesser of (a) approximately 86.00% of the aggregate outstanding principal balance of the mortgage loans on the last day of the related Due Period and (b) the aggregate outstanding principal balance of the mortgage loans on the last day of the related Due Period minus the OC Floor (but not less than zero) and (3) the certificate principal balance of the Class M-2
                           Certificates immediately prior to the related distribution date.

CREDIT | FIRST
SUISSE | BOSTON                                                               7
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 CLASS B PRINCIPAL         Prior to the Stepdown Date and on any distribution
 DISTRIBUTION AMOUNT:      date thereafter on which a Trigger Event is in
                           effect, (i) if any of the Class A, Class M-1 or Class
                           M-2 Certificates remain outstanding, zero or (ii) if the aggregate certificate principal balance of the Class A, Class M-1 and Class M-2 Certificates has been reduced to zero, the lesser of (a) the certificate principal balance of the Class B
                           Certificates immediately prior to such distribution date and (b) 100% of the Principal Distribution
                           Amount and (y) following the Stepdown Date and to the extent a Trigger Event is not in effect, the least of
                           (1) the Principal Distribution Amount remaining after distribution of the Senior, Class M-1 and Class M-2
                           Principal Distribution Amounts on the related distribution date, (2) the excess of (i) the sum of
                           (a) the aggregate certificate principal balance of the Class A, Class M-1 and Class M-2 Certificates after distribution of the Senior, Class M-1 and Class
                           M-2 Principal Distribution Amounts on the related distribution date and (b) the certificate principal balance of the Class B Certificates immediately prior to the related distribution date over (ii) the lesser of (a) approximately 90.00% of the aggregate outstanding principal balance of the mortgage loans on the last day of the related Due Period and (b) the aggregate outstanding principal balance of the mortgage loans on the last day of the related Due
                           Period minus the OC Floor (but not less than zero) and (3) the aggregate certificate principal balance of the Class B Certificates immediately prior to the related distribution date.

 CLASS A-IO NOTIONAL       The Class A-IO Certificate does not have a
 BALANCE:                  certificate principal balance but will accrue
                           interest at a rate of 4.00% per annum on the Class
                           A-IO Notional Balance. The Class A-IO Notional
                           Balance will be equal to the lesser of (i) the outstanding principal balance of the mortgage loans on the first day of the related Due Period and (ii) the applicable amount set forth in the following schedule:


                                                  DUE PERIOD
                                          CLASS A-IO NOTIONAL BALANCE

                                                    Jan-03
                                                  $99,800,000

                                                    Apr-04
                                                  $78,000,000

                                                    Feb-03
                                                  $99,800,000

                                                    May-04
                                                  $78,000,000

                                                    Mar-03
                                                  $99,800,000

                                                    Jun-04
                                                  $78,000,000

CREDIT | FIRST
SUISSE | BOSTON                                                               8
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                                                  DUE PERIOD
                                          CLASS A-IO NOTIONAL BALANCE

                                                    Apr-03
                                                  $98,300,000

                                                    Jul-04
                                                  $77,200,000

                                                    May-03
                                                  $98,300,000

                                                    Aug-04
                                                  $77,200,000

                                                    Jun-03
                                                  $98,300,000

                                                    Sep-04
                                                  $77,200,000

                                                    Jul-03
                                                  $94,700,000

                                                    Oct-04
                                                  $61,100,000

                                                    Aug-03
                                                  $94,700,000

                                                    Nov-04
                                                  $61,100,000

                                                    Sep-03
                                                  $94,700,000

                                                    Dec-04
                                                  $61,100,000

                                                    Oct-03
                                                  $89,500,000

                                                    Jan-05
                                                  $48,500,000

                                                    Nov-03
                                                  $89,500,000

                                                    Feb-05
                                                  $48,500,000

                                                    Dec-03
                                                  $89,500,000

                                                    Mar-05
                                                  $48,500,000

CREDIT | FIRST
SUISSE | BOSTON                                                               9
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                                                  DUE PERIOD
                                          CLASS A-IO NOTIONAL BALANCE

                                                    Jan-04
                                                  $83,500,000

                                                    Apr-05
                                                  $41,500,000

                                                    Feb-04
                                                  $83,500,000

                                                    May-05
                                                  $41,500,000

                                                    Mar-04
                                                  $83,500,000

                                                    Jun-05
                                                  $41,500,000

                                                 and thereafter
                                                  $         0


CREDIT | FIRST
SUISSE | BOSTON                                                               10
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CREDIT ENHANCEMENT

 CREDIT ENHANCEMENT:      > Excess Interest

                          > The initial overcollateralization amount will equal
                            zero and will build to 5.00% of the aggregate principal balance of the mortgage loans as of the Cut-off Date via the application of excess interest to pay principal to the Class A Certificates. The target overcollateralization level may stepdown to 10.00% of the then current aggregate principal balance of the mortgage loans after the Stepdown Date. The overcollateralization will be subject to an OC Floor of 0.50% of the aggregate principal balance of the mortgage loans as of the Cut-Off Date.

                          > Subordination of the Class M-1, Class M-2 and Class
                            B Certificates for Senior Certificates,
                            subordination of the Class M-2 and Class B
                            Certificates for Class M-1 Certificates, and subordination of the Class B Certificates for Class M-2 Certificates.

 CREDIT ENHANCEMENT
 PERCENTAGES:                                 TARGET CREDIT
                                               ENHANCEMENT
                          ------------------------------------------------------
                                         TARGET CREDIT ENHANCEMENT
                                            AFTER STEPDOWN DATE
                          ------------------------------------------------------

                                               RATING (M/S)
                                                  PERCENT

                                                 Aaa/AAA
                                                  18.00%

                                                 Aaa/AAA
                                                  36.00%

                                                  Aa2/AA

                                                  11.75%

                                                  Aa2/AA

                                                  23.50%

                                                   A2/A

                                                   7.00%
                                                   A2/A

                                                  14.00%

                                                 Baa2/BBB
                                                   5.00%

                                                 Baa2/BBB
                                                  10.00%

CREDIT | FIRST
SUISSE | BOSTON                                                               11
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ABFS MORTGAGE LOAN TRUST 2002-4

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-4
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston Corporation.
--------------------------------------------------------------------------------


 SUBORDINATION INCREASE    The lesser of (i) the target overcollateralization
 AMOUNT:                   amount minus the actual overcollateralization amount
                           and (ii) excess interest that can be applied to repay the outstanding certificate principal balance.

 STEPDOWN DATE:            The earlier to occur of (i) the Distribution Date on
                           which the certificate principal balance of the Class
                           A Certificates have been reduced to zero and (ii) the later to occur of (a) the Distribution Date in January 2006 and (b) the first Distribution Date on which the Class A Certificate principal balance
                           (after taking into account distributions of principal on such Distribution Date) is less than or equal to 64.00% of the aggregate outstanding principal balances of the mortgage loans on the last day of the related Due Period.

 DELINQUENCY TRIGGER       A Delinquency Trigger Event occurs if the three-month
 EVENT:                    rolling average of the mortgage loans that are 60+
                           days delinquent exceeds [45]% of the Target
                           Enhancement Percentage for the Senior Certificates.
                           60+ delinquent loans includes the sum of all loans that are (i) 60+ days delinquent, (ii) in foreclosure, (iii) in REO and (iv) in bankruptcy and are 60+ days delinquent.


CREDIT | FIRST
SUISSE | BOSTON                                                               12
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ABFS MORTGAGE LOAN TRUST 2002-4

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--------------------------------------------------------------------------------


 CUMULATIVE LOSS TRIGGER   Is in effect with respect to any Distribution Date if
 EVENT:                    the percentage obtained by dividing (x) the aggregate
                           amount of realized losses incurred from the Cut-off
                           Date through the last day of the related Due Period by (y) sum of the original principal balance of the initial mortgage loans as of the Cut-off Date plus the principal balance of the subsequent mortgage loans as of the related subsequent cut-off date exceeds the applicable percentages described below with respect to such Distribution Date.

                                             DISTRIBUTION DATE
                                              LOSS PERCENTAGE

                           January 2006 - December 2006

                           [2.75]% for the first month, plus an additional 1/12th of [1.75]% for each month thereafter.

                           January 2007 - December 2007

                           [4.50]% for the first month, plus an additional 1/12th of [1.50]%f or each month thereafter.

                           January 2008 - December 2008

                           [6.00]% for the first month, plus an additional 1/12th of [1.00]% for each month thereafter.

                           January 2009 - December 2009

                           [7.00]% for the first month, plus an additional 1/12th of [0.25]%f or each month thereafter.

                           January 2010 and thereafter

                           [7.25]%

CREDIT | FIRST
SUISSE | BOSTON                                                               13
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ABFS MORTGAGE LOAN TRUST 2002-4

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--------------------------------------------------------------------------------


INTEREST DISTRIBUTIONS

On each Distribution Date, the interest funds available for distribution are required to be distributed in the following order of priority until such amounts have been fully distributed:

>  first, to the Servicer, the Servicing Fee;

>  second, to the Trustee, the trustee fee;

> third, to the Back-up Servicer, the back-up servicing fee and any other amount owing to the Back-Up Servicer under the pooling and servicing agreement;

> fourth, to the Senior Certificates, the class monthly interest amount and any Class Interest Carryover Shortfall on that Distribution Date;

> fifth, to the Class M-1 Certificates, the class monthly interest amount for that class and Distribution Date;

> sixth, to the Class M-2 Certificates, the class monthly interest amount for that class and Distribution Date;

> seventh, to the Class B Certificates, the class monthly interest amount for that class and Distribution Date; and

>  eighth, any remainder will be treated as Excess Interest.

PRINCIPAL DISTRIBUTIONS

On each Distribution Date, the principal distribution amount for that Distribution Date is required to be distributed in the following order of priority until the principal distribution amount has been fully distributed:

> To the Senior Certificates (other than the Class A-IO Certificates), the Senior Principal Distribution Amount;

>  To the Class M-1 Certificates, the Class M-1 Principal Distribution Amount;

>  To the Class M-2 Certificates, the Class M-2 Principal Distribution Amount;

>  To the Class B Certificates, the Class B Principal Distribution Amount; and

>  To the holder of the residual, the remaining amount.

CREDIT | FIRST
SUISSE | BOSTON                                                               14
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ABFS MORTGAGE LOAN TRUST 2002-4

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--------------------------------------------------------------------------------


EXCESS INTEREST

On each Distribution Date, interest funds not otherwise required to be distributed as described under the heading

"Interest Distributions" will be treated as Excess Interest and will be required to be distributed in the following order of priority until fully distributed:

> the Subordination Increase Amount in the order of priority set forth under "Principal Distributions";

> to the Class M-1 Certificates, the Class Interest Carryover Shortfall for such class;

> to the Class M-1 Certificates, the Class Principal Carryover Shortfall for such class;

> to the Class M-2 Certificates, the Class Interest Carryover Shortfall for such class;

> to the Class M-2 Certificates, the Class Principal Carryover Shortfall for such class;

> to the Class B Certificates, the Class Interest Carryover Shortfall for such class;

> to the Class B Certificates, the Class Principal Carryover Shortfall for such class;

> to the Net WAC Cap Carryover Fund for subsequent distribution in accordance with the following priority; sequentially to the Class A, Class M-1, Class M-2 and Class B Certificates, in that order, the Net WAC Cap Carryover;

> to the Trustee as reimbursement for all reimbursable expenses incurred in connection with its duties and obligations under the pooling and servicing agreement to the extent not paid;

> to the Back-Up Servicer, any remaining amounts owing to the Back-Up Servicer under the pooling and servicing agreement;

>  to the Servicer to the extent of any, unreimbursed Servicing Advances;

>  to the holder of the residual interest, the remaining amount.

CREDIT | FIRST
SUISSE | BOSTON                                                               15
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ABFS MORTGAGE LOAN TRUST 2002-4

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--------------------------------------------------------------------------------


SENSITIVITY ANALYSIS (TO 10% CALL)

                          0% HEP           15% HEP          20% HEP         23% HEP          30% HEP          35% HEP
---------------------------------------------------------------------------------------------------------------------------
       CLASS A
       -------
 WAL (yrs)                 14.79             4.42             3.43            3.02             2.31             1.95
 MDUR (yrs)                10.10             3.72             2.98            2.66             2.10             1.79
 Principal Window      Jan03 - Apr30    Jan03 - Oct15    Jan03 - Nov12    Jan03 - Aug11   Jan03 - Jul09    Jan03 - Jul08

      CLASS M-1
      ---------
 WAL (yrs)                 22.45             8.62             6.62            5.79             4.63             4.28
 MDUR (yrs)                12.13             6.46             5.26            4.71             3.92             3.68
 Principal Window      Apr18 - Apr30    Apr07 - Oct15    Apr06 - Nov12    Jan06 - Aug11   Apr06 - Jul09    Jun06 - Jul08

      CLASS M-2
      ---------
 WAL (yrs)                 22.45             8.62             6.62            5.79             4.57             4.11
 MDUR (yrs)                11.49             6.29             5.14            4.61             3.81             3.49
 Principal Window      Apr18 - Apr30    Apr07 - Oct15    Apr06 - Nov12    Jan06 - Aug11   Feb06 - Jul09    Mar06 - Jul08

       CLASS B
       -------
 WAL (yrs)                 22.45             8.62             6.62            5.79             4.54             4.05
 MDUR (yrs)                 9.89             5.81             4.82            4.36             3.61             3.30
 Principal Window      Apr18 - Apr30    Apr07 - Oct15    Apr06 - Nov12    Jan06 - Aug11   Feb06 - Jul09    Feb06 - Jul08
---------------------------------------------------------------------------------------------------------------------------

SENSITIVITY ANALYSIS (TO MATURITY)

                          0% HEP           15% HEP          20% HEP         23% HEP          30% HEP          35% HEP
---------------------------------------------------------------------------------------------------------------------------
       CLASS A
       -------
 WAL (yrs)                 14.89             4.67             3.67            3.23             2.49             2.10
 MDUR (yrs)                10.14             3.85             3.13            2.80             2.22             1.90
 Principal Window      Jan03 - Nov32    Jan03 - Jul26    Jan03 - Sep22    Jan03 - Jul20   Jan03 - Mar17    Jan03 - Feb15

      CLASS M-1
      ---------
 WAL (yrs)                 22.72             9.25             7.21            6.35             5.07             4.65
 MDUR (yrs)                12.18             6.72             5.55            5.01             4.19             3.92
 Principal Window      Apr18 - Aug32    Apr07 - Dec22    Apr06 - Mar19    Jan06 - Dec17   Apr06 - Sep14    Jun06 - Nov12

      CLASS M-2
      ---------
 WAL (yrs)                 22.71             9.16             7.17            6.28             4.95             4.44
 MDUR (yrs)                11.53             6.50             5.40            4.87             4.04             3.70
 Principal Window      Apr18 - Jun32    Apr07 - Aug21    Apr06 - Dec17    Jan06 - Nov16   Feb06 - Aug13    Mar06 - Dec11

       CLASS B
       -------
 WAL (yrs)                 22.68             9.02             7.07            6.19             4.85             4.31
 MDUR (yrs)                 9.92             5.94             5.00            4.53             3.78             3.45
 Principal Window      Apr18 - Feb32    Apr07 - Apr19    Apr06 - Nov16    Jan06 - Feb15   Feb06 - Mar12    Feb06 - Oct10
---------------------------------------------------------------------------------------------------------------------------

CREDIT | FIRST
SUISSE | BOSTON                                                               16
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--------------------------------------------------------------------------------


STATISTICAL CALCULATION POOL DESCRIPTION

SUMMARY
------------------------------------------------------- -------------------------------------------------------
 STATISTICAL CALCULATION DATE:                          November 5, 2002
 TOTAL OUTSTANDING BALANCE:                             $222,620,190.36
 NUMBER OF MORTGAGE LOANS:                              2,568
 AVERAGE REMAINING BALANCE:                             $86,690.11 (Range:  $9,959.63 to $465,000.00)
 WA COUPON RATE:                                        11.025% (Range:  6.990% to 16.990%)
 ORIGINAL WEIGHTED AVERAGE TERM:                        267.49
 REMAINING WEIGHTED AVERAGE TERM:                       267.41
 LIEN POSITION (FIRST/SECOND):                          85.92% / 14.08%
 WA ORIGINAL CLTV RATIO:                                76.59% (Range:  7.81% to 100.00%)
 WA DTI RATIO:                                          41.32%
 WA CREDIT SCORE:                                       572
------------------------------------------------------- -------------------------------------------------------
 DOCUMENTATION:                                         90.88% Full Documentation
                                                        6.66% No Documentation
                                                        2.46% Lite Documentation
------------------------------------------------------- -------------------------------------------------------
 LOAN PURPOSE:                                          43.52% Debt Consolidation
                                                        37.12% Cashout Home Refinance
                                                        5.73% Rate/Term Home Refinance
                                                        3.93% Home Improvement
                                                        3.66% Home Purchase
                                                        1.94% Working Capital
                                                        1.23% Business Expansion/Renovation
                                                        2.87% Other
------------------------------------------------------- -------------------------------------------------------
 PROPERTY TYPE:                                         71.30% Single Family Detached
                                                        11.10% 2 - 4 Family
                                                        4.28% Condominium
                                                        3.84% Planned Unit Development
                                                        2.98% Townhouse/Row/Semi-Detached
                                                        2.21% Commercial Use
                                                        2.10% Manufactured Home
                                                        1.93% Mixed Use
                                                        0.22% Greater Than 4 family
                                                        0.03% Condo Development
------------------------------------------------------- -------------------------------------------------------
 OWNER OCCUPANCY:                                       92.00% Owner Occupied
------------------------------------------------------- -------------------------------------------------------
 PREPAYMENT PENALTY:                                    86.91% Yes
                                                        13.09% No
------------------------------------------------------- -------------------------------------------------------
 GEOGRAPHIC DISTRIBUTION
 (ALL STATES (greater than)= 5.00%):                    20.67% New York
                                                        10.57% New Jersey
                                                        8.80% Massachusetts
                                                        8.67% Florida
                                                        7.15% Pennsylvania
                                                        6.09% Michigan
                                                        5.18% Illinois
------------------------------------------------------- -------------------------------------------------------
 SECTION 32 LOANS:                                      None.
------------------------------------------------------- -------------------------------------------------------

CREDIT | FIRST
SUISSE | BOSTON                                                               17
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disclaimer, please contact Credit Suisse First Boston Corporation.
--------------------------------------------------------------------------------

                                        DISTRIBUTION BY ORIGINAL PRINCIPAL BALANCES

                                                                                      % of Mortgage Loan Pool by Aggregate
  Range of Original Principal                 Number of         Aggregate Unpaid          Statistical Calculation Date
  Balances ($)                              Mortgage Loans      Principal Balance              Principal Balance
------------------------------------------------------------------------------------------------------------------------------
  0.01 - 25,000.00                               300            $  5,945,329.01                       2.67%
  25,000.01 - 50,000.00                          661              24,877,224.74                      11.17
  50,000.01 - 75,000.00                          493              30,851,962.26                      13.86
  75,000.01 - 100,000.00                         323              28,355,662.50                      12.74
  100,000.01 - 125,000.00                        250              27,966,246.37                      12.56
  125,000.01 - 150,000.00                        140              19,300,938.17                       8.67
  150,000.01 - 175,000.00                        117              19,042,185.62                       8.55
  175,000.01 - 200,000.00                         97              18,170,616.27                       8.16
  200,000.01 - 225,000.00                         68              14,555,689.20                       6.54
  225,000.01 - 250,000.00                         39               9,339,786.26                       4.20
  250,000.01 - 275,000.00                         21               5,455,162.41                       2.45
  275,000.01 - 300,000.00                         32               9,327,653.11                       4.19
  300,000.01 - 350,000.00                         18               5,911,004.28                       2.66
  350,000.01 - 400,000.00                          7               2,623,730.16                       1.18
  400,000.01 - 450,000.00                          1                 432,000.00                       0.19
  450,000.01 - 500,000.00                          1                 465,000.00                       0.21
------------------------------------------------------------------------------------------------------------------------------
  TOTAL:                                       2,568            $222,620,190.36                     100.00%

 Average Original Principal Balance:  $86,721.56

                                         DISTRIBUTION BY CURRENT PRINCIPAL BALANCES

                                                                                      % of Mortgage Loan Pool by Aggregate
  Range of Current Principal                  Number of         Aggregate Unpaid          Statistical Calculation Date
  Balances ($)                              Mortgage Loans      Principal Balance              Principal Balance
------------------------------------------------------------------------------------------------------------------------------
  0.01 - 25,000.00                               300            $  5,945,329.01                       2.67%
  25,000.01 - 50,000.00                          661              24,877,224.74                      11.17
  50,000.01 - 75,000.00                          493              30,851,962.26                      13.86
  75,000.01 - 100,000.00                         323              28,355,662.50                      12.74
  100,000.01 - 125,000.00                        250              27,966,246.37                      12.56
  125,000.01 - 150,000.00                        140              19,300,938.17                       8.67
  150,000.01 - 175,000.00                        117              19,042,185.62                       8.55
  175,000.01 - 200,000.00                         97              18,170,616.27                       8.16
  200,000.01 - 225,000.00                         68              14,555,689.20                       6.54
  225,000.01 - 250,000.00                         39               9,339,786.26                       4.20
  250,000.01 - 275,000.00                         21               5,455,162.41                       2.45
  275,000.01 - 300,000.00                         32               9,327,653.11                       4.19
  300,000.01 - 350,000.00                         18               5,911,004.28                       2.66
  350,000.01 - 400,000.00                          7               2,623,730.16                       1.18
  400,000.01 - 450,000.00                          1                 432,000.00                       0.19
  450,000.01 - 500,000.00                          1                 465,000.00                       0.21
------------------------------------------------------------------------------------------------------------------------------
  TOTAL:                                       2,568            $222,620,190.36                     100.00%

Average Current Principal Balance:  $86,690.11

CREDIT | FIRST
SUISSE | BOSTON                                                               18

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ABFS MORTGAGE LOAN TRUST 2002-4

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--------------------------------------------------------------------------------

                                   DISTRIBUTION BY ORIGINAL COMBINED LOAN-TO-VALUE RATIOS

                                                                                          % of Mortgage Loan Pool by
  Range of Original Combined            Number of Mortgage      Aggregate Unpaid      Aggregate Statistical Calculation
  Loan-to-Value Ratios (%)                    Loans             Principal Balance           Date Principal Balance
----------------------------------------------------------------------------------------------------------------------------
  (less than)= 40.00                            143             $  7,991,630.38                       3.59%
  40.01 - 50.00                                 115                7,932,737.47                       3.56
  50.01 - 60.00                                 153               12,306,107.16                       5.53
  60.01 - 70.00                                 333               29,236,560.21                      13.13
  70.01 - 80.00                                 745               70,437,379.86                      31.64
  80.01 - 90.00                                 943               90,046,383.17                      40.45
  90.01 - 100.00                                136                4,669,392.11                       2.10
----------------------------------------------------------------------------------------------------------------------------
  TOTAL:                                      2,568             $222,620,190.36                     100.00%

Weighted Average Original Combined Loan-to-Value Ratio:  76.59%

CREDIT | FIRST
SUISSE | BOSTON                                                               19

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ABFS MORTGAGE LOAN TRUST 2002-4

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--------------------------------------------------------------------------------

                                      GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES

                                                                                          % of Mortgage Loan Pool by
                                        Number of Mortgage      Aggregate Unpaid      Aggregate Statistical Calculation
  State                                       Loans             Principal Balance           Date Principal Balance
----------------------------------------------------------------------------------------------------------------------------
  New York                                      366             $ 46,020,341.79                      20.67%
  New Jersey                                    249               23,529,254.20                      10.57
  Massachusetts                                 154               19,592,404.57                       8.80
  Florida                                       261               19,293,744.05                       8.67
  Pennsylvania                                  239               15,916,169.83                       7.15
  Michigan                                      189               13,553,154.50                       6.09
  Illinois                                      152               11,525,531.47                       5.18
  Ohio                                          163               10,264,004.61                       4.61
  North Carolina                                109                8,926,493.49                       4.01
  Connecticut                                    69                6,820,947.10                       3.06
  Virginia                                       71                6,349,409.16                       2.85
  Indiana                                        89                5,906,288.58                       2.65
  Rhode Island                                   39                4,885,468.62                       2.19
  South Carolina                                 55                4,212,508.26                       1.89
  Tennessee                                      50                3,213,938.57                       1.44
  Maryland                                       46                3,210,307.21                       1.44
  Minnesota                                      31                3,126,870.55                       1.40
  Wisconsin                                      40                3,078,598.98                       1.38
  Missouri                                       26                2,443,046.00                       1.10
  Kentucky                                       35                2,118,546.17                       0.95
  Georgia                                        39                2,034,087.66                       0.91
  Colorado                                        9                1,264,049.34                       0.57
  Kansas                                         23                1,110,204.39                       0.50
  West Virginia                                  19                  930,018.35                       0.42
  New Hampshire                                   9                  867,501.84                       0.39
  Iowa                                           14                  822,925.12                       0.37
  Delaware                                       12                  806,362.72                       0.36
  Nebraska                                        5                  321,867.43                       0.14
  Maine                                           2                  264,485.51                       0.12
  Arizona                                         1                  140,400.00                       0.06
  Mississippi                                     1                   41,390.40                       0.02
  Vermont                                         1                   29,869.89                       0.01
----------------------------------------------------------------------------------------------------------------------------
  TOTAL:                                      2,568             $222,620,190.36                     100.00%

CREDIT | FIRST
SUISSE | BOSTON                                                               20
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--------------------------------------------------------------------------------

                                            DISTRIBUTION BY GROSS INTEREST RATES

                                                                                          % of Mortgage Loan Pool by
  Range of Gross Interest Rates         Number of Mortgage      Aggregate Unpaid      Aggregate Statistical Calculation
  (%)                                         Loans             Principal Balance           Date Principal Balance
----------------------------------------------------------------------------------------------------------------------------
  6.001 - 7.000                                   1             $    126,000.00                       0.06%
  7.001 - 8.000                                  23                4,012,912.76                       1.80
  8.001 - 9.000                                 126               19,787,113.99                       8.89
  9.001 - 10.000                                557               59,997,447.47                      26.95
  10.001 - 11.000                               550               52,004,212.46                      23.36
  11.001 - 12.000                               532               40,026,592.27                      17.98
  12.001 - 13.000                               421               23,907,660.09                      10.74
  13.001 - 14.000                               163                6,843,050.49                       3.07
  14.001 - 15.000                                16                1,189,359.14                       0.53
  15.001 - 16.000                                14                1,074,612.94                       0.48
  16.001 - 17.000                               165               13,651,228.75                       6.13
----------------------------------------------------------------------------------------------------------------------------
  TOTAL:                                      2,568             $222,620,190.36                     100.00%

Weighted Average Gross Interest Rate:  11.025%

                                      DISTRIBUTION BY ORIGINAL TERM TO STATED MATURITY

                                                                                          % of Mortgage Loan Pool by
  Range of Original Term (in            Number of Mortgage      Aggregate Unpaid      Aggregate Statistical Calculation
  months)                                     Loans             Principal Balance           Date Principal Balance
----------------------------------------------------------------------------------------------------------------------------
  1 - 60                                         16             $    619,718.72                       0.28%
  61 - 120                                      131                6,491,414.95                       2.92
  121 - 180                                     991               67,319,585.57                      30.24
  181 - 240                                     614               50,649,647.53                      22.75
  241 - 300                                      86                9,661,891.38                       4.34
  301 - 360                                     730               87,877,932.21                      39.47
----------------------------------------------------------------------------------------------------------------------------
  TOTAL:                                      2,568             $222,620,190.36                     100.00%

Weighted Average Original Term to Stated Maturity: 267.49

                                     DISTRIBUTION BY REMAINING TERM TO STATED MATURITY

                                                                                          % of Mortgage Loan Pool by
  Range of Remaining Term (in           Number of Mortgage      Aggregate Unpaid      Aggregate Statistical Calculation
  months)                                     Loans             Principal Balance           Date Principal Balance
----------------------------------------------------------------------------------------------------------------------------
  1 - 60                                         16             $    619,718.72                       0.28%
  61 - 120                                      131                6,491,414.95                       2.92
  121 - 180                                     991               67,319,585.57                      30.24
  181 - 240                                     614               50,649,647.53                      22.75
  241 - 300                                      86                9,661,891.38                       4.34
  301 - 360                                     730               87,877,932.21                      39.47
----------------------------------------------------------------------------------------------------------------------------
  TOTAL:                                      2,568             $222,620,190.36                     100.00%

Weighted Average Remaining Term to Stated Maturity:  267.41

CREDIT | FIRST
SUISSE | BOSTON                                                               21

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MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-4
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--------------------------------------------------------------------------------

                                              DISTRIBUTION BY ORIGINATION YEAR

                                                                                          % of Mortgage Loan Pool by
                                        Number of Mortgage      Aggregate Unpaid      Aggregate Statistical Calculation
  Origination Year                            Loans             Principal Balance           Date Principal Balance
----------------------------------------------------------------------------------------------------------------------------
  2002                                        2,568             $222,620,190.36                     100.00%
----------------------------------------------------------------------------------------------------------------------------
  TOTAL:                                      2,568             $222,620,190.36                     100.00%

                                                DISTRIBUTION BY LIEN STATUS

                                                                                          % of Mortgage Loan Pool by
                                        Number of Mortgage      Aggregate Unpaid      Aggregate Statistical Calculation
  Lien Status                                 Loans             Principal Balance           Date Principal Balance
----------------------------------------------------------------------------------------------------------------------------
  1                                           1,828             $191,266,474.38                      85.92%
  2                                             740               31,353,715.98                      14.08
----------------------------------------------------------------------------------------------------------------------------
  TOTAL:                                      2,568             $222,620,190.36                     100.00%

                                             DISTRIBUTION BY DOCUMENTATION TYPE

                                                                                          % of Mortgage Loan Pool by
                                        Number of Mortgage      Aggregate Unpaid      Aggregate Statistical Calculation
  Documentation                               Loans             Principal Balance           Date Principal Balance
----------------------------------------------------------------------------------------------------------------------------
  Full                                        2,400             $202,315,046.74                      90.88%
  No Documentation                              117               14,830,065.33                       6.66
  Lite                                           51                5,475,078.29                       2.46
----------------------------------------------------------------------------------------------------------------------------
  TOTAL:                                      2,568             $222,620,190.36                     100.00%

                                                DISTRIBUTION BY LOAN PURPOSE

                                                                                          % of Mortgage Loan Pool by
                                        Number of Mortgage      Aggregate Unpaid      Aggregate Statistical Calculation
  Loan Purpose                                Loans             Principal Balance           Date Principal Balance
----------------------------------------------------------------------------------------------------------------------------
  Debt Consolidation                          1,282             $ 96,894,237.31                      43.52%
  Cashout Home Refinance                        772               82,637,458.28                      37.12
  Rate/Term Home Refinance                      123               12,750,206.38                       5.73
  Home Improvement                              149                8,746,292.51                       3.93
  Home Purchase                                  69                8,139,650.19                       3.66
  Working Capital                                68                4,325,172.71                       1.94
  Business Expansion/Renovation                  29                2,740,683.09                       1.23
  Other                                          76                6,386,489.89                       2.87
----------------------------------------------------------------------------------------------------------------------------
  TOTAL:                                      2,568             $222,620,190.36                     100.00%

CREDIT | FIRST
SUISSE | BOSTON                                                               22

                                                               [GRAPHIC OMITTED]
ABFS MORTGAGE LOAN TRUST 2002-4

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-4
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston Corporation.
--------------------------------------------------------------------------------

                                               DISTRIBUTION BY PROPERTY TYPE

                                                                                          % of Mortgage Loan Pool by
                                        Number of Mortgage      Aggregate Unpaid      Aggregate Statistical Calculation
  Property Type                               Loans             Principal Balance           Date Principal Balance
----------------------------------------------------------------------------------------------------------------------------
  Single Family Detached                      1,891             $158,733,003.90                      71.30%
  2 - 4 Family                                  205               24,703,743.83                      11.10
  Condominium                                   123                9,534,254.18                       4.28
  Planned Unit Development                       88                8,554,548.33                       3.84
  Townhouse/Row/Semi-Detached                   108                6,632,910.24                       2.98
  Commercial Use                                 35                4,930,053.10                       2.21
  Manufactured House                             73                4,683,870.59                       2.10
  Mixed Use                                      41                4,305,406.19                       1.93
  Greater Than 4 Family                           3                  480,000.00                       0.22
  Condo Development                               1                   62,400.00                       0.03
----------------------------------------------------------------------------------------------------------------------------
  TOTAL:                                      2,568             $222,620,190.36                     100.00%

                                              DISTRIBUTION BY OCCUPANCY STATUS

                                                                                          % of Mortgage Loan Pool by
                                        Number of Mortgage      Aggregate Unpaid      Aggregate Statistical Calculation
  Occupancy Status                            Loans             Principal Balance           Date Principal Balance
----------------------------------------------------------------------------------------------------------------------------
  Primary, Owner Occupied                     2,363             $204,807,530.55                      92.00%
  Investment                                    129                8,948,105.88                       4.02
  Business                                       58                7,508,535.84                       3.37
  Second/Vacation                                18                1,356,018.09                       0.61
----------------------------------------------------------------------------------------------------------------------------
  TOTAL:                                      2,568             $222,620,190.36                     100.00%

                                             DISTRIBUTION BY AMORTIZATION TYPE

                                                                                          % of Mortgage Loan Pool by
                                        Number of Mortgage      Aggregate Unpaid      Aggregate Statistical Calculation
  Amortization Type                           Loans             Principal Balance           Date Principal Balance
----------------------------------------------------------------------------------------------------------------------------
  Balloon                                       982             $ 81,239,218.93                      36.49%
  Fully Amortizing                            1,586              141,380,971.43                      63.51
----------------------------------------------------------------------------------------------------------------------------
  TOTAL:                                      2,568             $222,620,190.36                     100.00%

                                             DISTRIBUTION BY DELINQUENCY STATUS

                                                                                          % of Mortgage Loan Pool by
                                        Number of Mortgage      Aggregate Unpaid      Aggregate Statistical Calculation
  Number of Days Delinquent                   Loans             Principal Balance           Date Principal Balance
----------------------------------------------------------------------------------------------------------------------------
  Current                                     2,568             $222,620,190.36                     100.00%
----------------------------------------------------------------------------------------------------------------------------
  TOTAL:                                      2,568             $222,620,190.36                     100.00%

CREDIT | FIRST
SUISSE | BOSTON                                                               23

                                                               [GRAPHIC OMITTED]
ABFS MORTGAGE LOAN TRUST 2002-4

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-4
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston Corporation.
--------------------------------------------------------------------------------

                                             DISTRIBUTION BY PREPAYMENT PENALTY

                                                                                          % of Mortgage Loan Pool by
                                        Number of Mortgage      Aggregate Unpaid      Aggregate Statistical Calculation
  Prepayment Penalty                          Loans             Principal Balance           Date Principal Balance
----------------------------------------------------------------------------------------------------------------------------
  Penalty Applies                             2,149             $193,489,348.70                      86.91%
  No Penalty                                    419               29,130,841.66                      13.09
----------------------------------------------------------------------------------------------------------------------------
  TOTAL:                                      2,568             $222,620,190.36                     100.00%

                                          DISTRIBUTION BY PREPAYMENT PENALTY TERM

                                                                                          % of Mortgage Loan Pool by
                                        Number of Mortgage      Aggregate Unpaid      Aggregate Statistical Calculation
  Prepayment Penalty Term                     Loans             Principal Balance           Date Principal Balance
----------------------------------------------------------------------------------------------------------------------------
  No Penalty                                    419             $ 29,130,841.66                      13.09%
  1 - 12                                        411               52,529,160.88                      23.60
  13 - 24                                        17                1,598,527.38                       0.72
  25 - 36                                     1,555              125,280,605.04                      56.28
  37 - 48                                        47                4,258,952.14                       1.91
  49 - 60                                       119                9,822,103.26                       4.41
----------------------------------------------------------------------------------------------------------------------------
  TOTAL:                                      2,568             $222,620,190.36                     100.00%

                 DISTRIBUTION BY DEBT-TO-INCOME RATIOS AS OF THE DATE OF ORIGINATION OF THE MORTGAGE LOANS

                                                                                          % of Mortgage Loan Pool by
  Range of Debt-to-Income               Number of Mortgage      Aggregate Unpaid      Aggregate Statistical Calculation
  Ratios (%)                                  Loans             Principal Balance           Date Principal Balance
----------------------------------------------------------------------------------------------------------------------------
  0.001 - 5.000                                   6             $    401,294.14                       0.18%
  5.001 - 10.000                                 16                1,202,705.70                       0.54
  10.001 - 15.000                                30                2,152,750.23                       0.97
  15.001 - 20.000                                57                3,647,229.60                       1.64
  20.001 - 25.000                               133                8,894,000.36                       4.00
  25.001 - 30.000                               204               15,109,979.42                       6.79
  30.001 - 35.000                               271               20,192,929.44                       9.07
  35.001 - 40.000                               336               29,221,445.46                      13.13
  40.001 - 45.000                               563               48,337,366.70                      21.71
  45.001 - 50.000                               612               58,960,539.70                      26.48
  50.001 - 55.000                               313               31,455,742.45                      14.13
  55.001 - 60.000                                27                3,044,207.16                       1.37
----------------------------------------------------------------------------------------------------------------------------
  TOTAL:                                      2,568             $222,620,190.36                     100.00%

Weighted Average Debt-to-Income Ratio:  41.32%

CREDIT | FIRST
SUISSE | BOSTON                                                               24

                                                               [GRAPHIC OMITTED]
ABFS MORTGAGE LOAN TRUST 2002-4

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-4
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston Corporation.
--------------------------------------------------------------------------------

                                               DISTRIBUTION BY CREDIT SCORES

                                                                                          % of Mortgage Loan Pool by
                                        Number of Mortgage      Aggregate Unpaid      Aggregate Statistical Calculation
  Range of Credit Scores                      Loans             Principal Balance           Date Principal Balance
----------------------------------------------------------------------------------------------------------------------------
  (less than)= 400                               25              $ 1,379,560.46                       0.62%
  401 - 420                                       1                   24,952.96                       0.01
  421 - 440                                       2                   42,000.00                       0.02
  441 - 460                                      14                  985,309.29                       0.44
  461 - 480                                      46                4,807,488.03                       2.16
  481 - 500                                     130               14,134,008.11                       6.35
  501 - 520                                     322               33,645,308.66                      15.11
  521 - 540                                     301               28,820,549.68                      12.95
  541 - 560                                     282               26,163,430.34                      11.75
  561 - 580                                     266               23,661,717.94                      10.63
  581 - 600                                     269               20,909,386.07                       9.39
  601 - 620                                     248               19,487,910.65                       8.75
  621 - 640                                     201               13,525,845.22                       6.08
  641 - 660                                     183               13,214,085.33                       5.94
  661 - 680                                     119                9,023,485.96                       4.05
  681 - 700                                      68                5,615,802.27                       2.52
  701 - 720                                      35                2,924,820.06                       1.31
  721 - 740                                      26                1,642,254.90                       0.74
  741 - 760                                      11                1,019,973.51                       0.46
  761 - 780                                       9                  754,455.29                       0.34
  781 - 800                                       4                  323,369.80                       0.15
  801 - 820                                       4                  393,617.03                       0.18
  821 (greater than)=                             2                  120,858.80                       0.05
----------------------------------------------------------------------------------------------------------------------------
  TOTAL:                                      2,568             $222,620,190.36                     100.00%

Weighted Average Credit Score: 572

CREDIT | FIRST
SUISSE | BOSTON                                                               25